UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 15, 2010 (June 14, 2010)

GREENWORLD DEVELOPMENT, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-26703	98-0206030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2101 Vista Parkway, Suite 4022, West Palm Beach, FL  33411

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (561) 939-4890

Fortress Exploration, Inc.
2101 Vista Parkway, Suite 4011
West Palm Beach, FL  33411

(Former name or former address, if changed since last report.)

_____________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]  Written  communications  pursuant to Rule 425 under the  Securities Act (17 CFR 230.425)

[_]  Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the Exchange Act (17 CFR 240.13e-4(C))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BY-LAWS; CHANGE IN FISCAL YEAR

On June 14, 2010, the Company amended its Articles of Incorporation changing the Company=s name to Greenworld Development, Inc. Its new trading symbol has not yet been assigned by FINRA.

EXHIBIT
NUMBER	DESCRIPTION

None

SIGNATURES

In accordance with Section 13 of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Greenworld Development, Inc.
A Nevada Corporation

(Registrant)

By:   /s/   Leo J. Heinl
 Leo J. Heinl, CEO, CFO, Chairman

Date: June 15, 2010